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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  March 11, 1998
                                                   (February 24, 1998)
                                                   -------------------

                             SFX BROADCASTING, INC.
              --------------------------------------------------
              (Exact name of registrant as specified in charter)


            Delaware                    0-22486               13-3649750
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(State or Other Jurisdiction     (Commission File No.)      (IRS Employer
     of Incorporation)                                    Identification No.)


            650 Madison Avenue, 16th Floor, New York, New York 10022
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              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (212) 838-3100
                                                      ---------------

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS.

         SFX Broadcasting, Inc. (the "Company") is reporting the acquisition by SFX Entertainment, Inc., a subsidiary of the Company ("SFX Entertainment"), of certain businesses engaged in the live entertainment business and the execution of a credit agreement by SFX Entertainment. The stock of SFX Entertainment is to be distributed to the security holders of the Company in the previously announced spin-off of SFX Entertainment (the "Spin-Off"). For accounting purposes, SFX Entertainment has been treated as a discontinued operation by the Company .

Acquisition of BG Presents

         On February 24, 1998, SFX Entertainment, through SFX Entertainment's wholly-owned subsidiary, BGP Acquisition, LLC, acquired all of the outstanding capital stock of BG Presents, Inc. ("BGP"), a promoter and producer of, and owner-operator of venues for, live entertainment in the United States, for a total consideration of approximately $80.3 million, comprised of $60.8 million in cash, $12.0 million in repayment of debt, which amount was at least equal to BGP's working capital, and options to purchase 562,640 shares of Class A Common Stock of SFX Entertainment valued at approximately $7.5 million (the "BGP Acquisition"). The options shall become exercisable for no additional consideration upon consummation of the Spin-Off. If the Spin-Off shall not have occurred by June 30, 1998, the option holders may elect to sell the options to SFX Entertainment for $7.5 million plus interest from the closing date.

Acquisition of PACE Entertainment Corporation

         On February 25, 1998, SFX Entertainment acquired all of the outstanding capital stock of PACE Entertainment Corporation ("PACE"), one of the largest diversified producers and promoters of live entertainment in the United States (the "PACE Acquisition"). In connection with the PACE Acquisition, SFX Entertainment acquired 100% of Pavilion Partners, a partnership that owns interests in 10 venues ("Pavilion"), one-third through the acquisition of PACE and two-thirds through separate agreements between PACE and Viacom Inc. and certain of its affiliates ("Blockbuster") and between PACE and YM Corp. ("Sony") (the acquisition of such two-thirds interest, the "Pavilion Acquisition"). The total consideration for the PACE Acquisition was approximately $150.1 million, comprised of $109.5 million in cash, the repayment of approximately $20.6 million of debt and the issuance of 1.5 million shares of SFX Entertainment's Class A Common Stock valued at approximately $20 million. Such shares shall be issued upon consummation of the Spin-Off. The total consideration for the Pavilion Acquisition was approximately $90.6 million, comprised of $41.4 million in cash, the repayment of approximately $43.1 million of debt and the assumption of approximately $6.1 million of debt related to a capital lease. In the event that the Spin-Off has not been consummated on or before July 1, 1998 and each third month thereafter, each selling stockholder in the PACE Acquisition will have the option to require SFX Entertainment to pay $13.33 per share in cash in lieu of each share of SFX Entertainment's Class A Common Stock (the "PACE Option"). The Company has guaranteed the full and timely performance of all of SFX Entertainment's obligations under the agreement relating to the PACE Acquisition until the shares of Class A Common Stock have been delivered or the PACE Option shall have been exercised by each selling stockholder in the PACE Acquisition.

         The PACE Acquisition Agreement provides that each PACE seller will have an option, exercisable for 90 days after the fifth anniversary of the consummation of the PACE Acquisition, to require SFX Entertainment to repurchase up to one-third of the Class A Common Stock of SFX Entertainment received


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by that seller (representing 500,000 shares in the aggregate) for $33.00 in cash per share. With certain limited exceptions, these option rights are not assignable by the sellers.

Acquisition of The Contemporary Group

         On February 27, 1998, SFX Entertainment acquired The Contemporary Group ("Contemporary"), a fully-integrated live entertainment and special event promoter and producer, venue operator and consumer marketer (the "Contemporary Acquisition"). The Contemporary Acquisition involved the merger of Contemporary International Productions Corporation with and into SFX Entertainment, the acquisition by a wholly-owned subsidiary of SFX Entertainment of substantially all of the assets, excluding certain cash and receivables, of the remaining members of Contemporary and the acquisition of the 50% interest in the Riverport Amphitheatre Joint Venture not owned by Contemporary. The total consideration of the Contemporary Acquisition was approximately $101.4 million, comprised of $72.8 million in cash, a payment for working capital of approximately $9.9 million and shares of SFX Entertainment's Series A redeemable convertible preferred stock (the "Series A Preferred Stock") valued at approximately $18.7 million which, upon consummation of the Spin-Off, will automatically convert into 1,402,850.7 shares of SFX Entertainment's Class A Common Stock. If the Spin-Off is not consummated by July 1, 1998, then the shares of Series A Preferred Stock will be redeemed by SFX Entertainment for the greater of their fair market value (as determined in good faith by the Board of Directors of SFX Entertainment) or $18.7 million. The Company has guaranteed the repayment of the redemption price, which guarantee will terminate upon consummation of the Spin-Off.

         In the Contemporary Acquisition Agreement, SFX Entertainment agreed to make payments to any Contemporary sellers who own shares of Class A Common Stock of SFX Entertainment on the second anniversary of the consummation of the Contemporary Acquisition. These payments will be due only if the average trading price of the Class A Common Stock during the 20-day period ending on the anniversary date is less than $13.33.

Acquisition of The Network Magazine Group and SJS Entertainment

         On February 27, 1998, SFX Entertainment and its wholly-owned subsidiary, SFX Network Group, LLC, (i) acquired all of the outstanding capital stock of The Album Network, Inc. and SJS Entertainment Corporation ("SJS"),
(ii) acquired substantially all of the assets and properties, and assumed certain labilities and obligations, of The Network 40, Inc. and (iii) acquired an office building and related property (the "Real Property") used in the business of The Album Network, Inc. and The Network 40, Inc. (the "Network Acquisition"). The Album Network, Inc. and The Network 40, Inc. are publishers of trade magazines for the radio broadcasting industry and SJS is an independent creator, producer and distributor of music-related programming, services and research. The total purchase price in the Network Acquisition was approximately $66.8 million, comprised of $52.0 million in cash, a payment of approximately $1.8 million for working capital in excess of $500,000, reimbursed sellers' costs of approximately $500,000, the purchase of the Real Property for approximately $2.5 million and the issuance of approximately 750,188 shares of SFX Entertainment's Class A Common Stock valued at approximately $10 million. Such shares shall be issued upon the consummation of the Spin-Off. If the Spin-Off does not occur prior to June 30, 1998, at the option of the persons and entities receiving shares of Class A Common Stock in the Network Acquisition, SFX Entertainment may be required to pay $10 million (plus interest at a rate of 10% per annum from the date of closing) in lieu of issuing shares of SFX Entertainment's Class A Common Stock. The $2.5 million purchase

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price for the Real Property was comprised of cash of $700,000 and the assumption of debt of $1.8 million.

         Pursuant to the agreement relating to the Network Acquisition, SFX Entertainment has agreed to increase the purchase price in the Network Acquisition (not including the purchase price for the Real Property) based on actual 1998 EBITDA (as defined in the agreement relating to the Network Acquisition) of the companies and assets other than the Real Property acquired in the Network Acquisition as follows: (a) by $4.0 million if the 1998 EBITDA equals $9.0 million, (b) by an additional $4 for each $1 of additional 1998 EBITDA between $9.0 million and $10.0 million, and (c) by an additional $6 for each $1 of additional 1998 EBITDA between $10.0 million and $11.0 million. This contingent consideration of up to $14.0 million is payable in stock or, in certain circumstances, in cash no later than March 20, 1999.

Acquisition of Concert/Southern Promotions

         On March 4, 1998, SFX Entertainment, through its indirect wholly-owned subsidiary, Atlanta Concerts, Inc., acquired Concert/Southern Promotions, a promoter of live music entertainment in the Atlanta metropolitan area, for a total consideration of $16.9 million, including $300,000 for a working capital adjustment (the "Concert/Southern Acquisition"; the BGP Acquisition, the PACE Acquisition, the Pavilion Acquisition, the Contemporary Acquisition, the Network Acquisition and the Concert/Southern Acquisition are collectively referred to as the "Acquisitions").

         The purchase price in each of the Acquisitions was determined by arms-length negotiations between SFX Entertainment and the other parties thereto. The purchase price of the Acquisitions was financed from the proceeds of an offering exempt from the registration requirements of the Securities Act of 1933, as amended, of $350 million in aggregate principal amount of SFX Entertainment's 91/8% Senior Subordinated Notes due 2008, which was consummated on February 11, 1998 (the "Offering") and borrowings under the Credit Agreement (as such term is defined below).

         The foregoing descriptions do not purport to be complete descriptions of the terms of the acquisition agreements relating to the Acquisitions and are qualified by reference to such acquisition agreements, copies of which are attached hereto as exhibits and incorporated herein by reference. Pursuant to such acquisition agreements, SFX Entertainment (i) under certain circumstances may be required to repurchase shares of its Class A Common Stock or make additional payments in connection therewith and, in the event that the Spin-Off does not occur, SFX Entertainment would have to pay approximately $56.2 million in lieu of SFX Entertainment's Class A Common Stock, (ii) has granted certain rights of first refusal, certain of which are exercisable at 95% of the proposed purchase price, and (iii) in connection with the PACE Acquisition, has granted Brian Becker, who has been appointed to SFX Entertainment's Board of Directors, the option to acquire, after the second anniversary of the consummation of the PACE Acquisition, SFX Entertainment's then existing motor sports line of business (or, if that business has previously been sold, SFX Entertainment's then existing theatrical line of business) at its then fair market value.

         The approximately 4.2 million shares of SFX Entertainment's Class A Common Stock expected to be issued in connection with the Acquisitions have been valued by the applicable parties at $13.33 per share for purposes of calculating the consideration to be paid in the Acquisitions. Such valuation is based upon certain financial projections developed jointly by SFX Entertainment and the relevant sellers and there can be no assurance that the assumptions upon which the valuation is based will, in fact, be correct or that the valuation will approximate the actual trading price. To the knowledge of management of SFX Entertainment,

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at the time that the acquisition agreements relating to the Acquisitions were executed there was no trading market in the shares of Class A Common Stock of SFX Entertainment. Recently, certain broker/dealers have begun trading derivative securities representing the right to acquire shares of the Class A Common Stock on a when-issued basis. The prices at which the derivative securities have been trading are not necessarily representative of how the market will value the shares of Class A Common Stock of SFX Entertainment subsequent to the Spin-Off. On March 9, 1998, the last sale price on the OTC Bulletin Board of the right to acquire a share of Class A Common Stock of SFX Entertainment was $19.75.

Execution of Credit Agreement

         On February 26, 1998, SFX Entertainment, its subsidiaries and the lenders that are parties thereto executed a Credit and Guarantee Agreement (the "Credit Agreement") which established a $300.0 million senior secured credit facility comprised of (i) a $150.0 million eight-year term loan (the "Term Loan") and (ii) a $150.0 million seven-year reducing revolving credit facility. Borrowings under the Credit Agreement are secured by substantially all of the assets of SFX Entertainment, including a pledge of the outstanding stock of substantially all of its subsidiaries and guaranteed by substantial all of SFX Entertainment's subsidiaries. On February 27, 1998 SFX Entertainment borrowed the Term Loan.

         The foregoing description of the terms of the Credit Agreement does not purport to be complete and is qualified by reference to the Credit Agreement, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               2.1 Stock Purchase Agreement, dated as of December 11, 1997, among each of the shareholders of BG Presents, Inc. and BGP Acquisition, LLC (incorporated by reference to Exhibit
                     10.19 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.2 Stock Purchase Agreement, dated as of December 12, 1997, by and among PACE Entertainment Corporation, the holders of the Common Stock of PACE Entertainment Corporation listed on Exhibit 1 to the Stock Purchase Agreement and SFX Entertainment, Inc. (incorporated by reference to
                     Exhibit 10.23 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.3 Agreement and Plan of Merger and Asset Purchase Agreement, dated as of December 10, 1997, by and among SFX Entertainment, Inc., Contemporary Investments Corporation, Contemporary Investments of Kansas, Inc., Continental Entertainment Associates, Inc., Capital Tickets, LP, Dialtix, Inc., Contemporary International Productions Corporation, Steven F. Schankman Living Trust, dated 10/22/82, Irving P. Zuckerman Living Trust, dated 11/24/81, Steven F. Schankman and Irving P. Zuckerman (incorporated by reference

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                     to Exhibit 10.17 to the Registration Statement on Form S-1
                     (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.4   Stock and Asset Purchase Agreement, dated as of
                     December 2, 1997, by and among SFX Network Group, L.L.C., SFX Entertainment, Inc., and Elias N. Bird, individually and as Trustee under the Bird Family Trust u/d/o 11/18/92, Gary F. Bird, individually and as Trustee under the Gary F. Bird Corporation Trust u/d/o 2/4/94, Stephen R. Smith, individually and as Trustee under the Smith Family Trust u/d/o 7/17/89, June E. Brody, Steven A. Saslow and The Network 40, Inc. (incorporated by reference to Exhibit
                     10.21 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.5   Purchase and Sale Agreement, dated as of December 15,
                     1997, by and among Alex Cooley, S. Stephen Selig, III, Peter Conlon, Southern Promotions, Inc., High Cotton,
                     Inc., Cooley and Conlon Management, Inc., Buckhead Promotions, Inc., Northern Exposure, Inc., Pure Cotton, Inc., Interfest, Inc., Concert/Southern Chastain Promotions Joint Venture, Roxy Ventures Joint Venture and SFX Concerts, Inc. (incorporated by reference to Exhibit 10.22 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997)

               2.6 Purchase Agreement, dated as of December 19, 1997, by and among SM/PACE, Inc., PACE Entertainment Corporation, Charlotte Amphitheater Corporation, The Westside Amphitheater Corporation and Viacom Inc. (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22, 1998).

               2.7 Letter Purchase Agreement, dated as of December 22, 1997, by and among SM/PACE, Inc., YM Corp. and PACE Entertainment Corporation (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22,
                     1998).

               3.1 Certificate of Amendment to the Certificate of Incorporation of SFX Entertainment, Inc., as filed with the Secretary of State of the State of Delaware on February 25, 1998 (incorporated by reference to Exhibit
                     3.1 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               3.2 Certificate of Designation relating to the Series A Preferred Stock of SFX Entertainment, Inc., as filed with the Secretary of State of the State of Delaware on February 27, 1998 (incorporated by reference to Exhibit 3.2 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               4.1 Indenture, dated February 11, 1998, by and among SFX Entertainment, Inc., certain of its

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                     subsidiaries and The Chase Manhattan Bank (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18,
                     1998).

               10.1 Registration Rights Agreement, dated as of February 11, 1998, relating to the 91/8% Senior Subordinated Notes due 2998 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., the subsidiaries of SFX Entertainment named therein, Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to Exhibit 10.3 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18, 1998).

               10.2 Credit and Guarantee Agreement, dated as of February 26, 1998, by and among SFX Entertainment, the Subsidiary Guarantors party thereto, the Lenders party thereto, Goldman Sachs Credit Partners, L.P., as co-documentation agent, Lehman Commercial Paper Inc., as co-documentation agent, and The Bank of New York, as administrative agent (incorporated by reference to Exhibit 10.2 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).

               10.3 Purchase Agreement, dated February 5, 1998, relating to the 91/8% Senior Subordinated Notes due 2008 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to Exhibit 10.4 to the Form 8-K of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on March 10, 1998).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                               SFX BROADCASTING, INC.



                                               By:  /s/ Howard J. Tytel
                                                   ---------------------------
                                                    Name:  Howard J. Tytel
                                                    Title: Executive President


Date: March 11, 1998



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